UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, BC, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 16, 2021, Body and Mind Inc. (the “Company”) received notification that all of the closing conditions of the membership interest purchase agreement and related distribution agreement (collectively, the “Definitive Agreement”), dated January 31, 2019, that was entered into between the Company’s wholly owned subsidiary, Nevada Medical Group LLC (“NMG Nevada”), NMG Ohio, LLC (“NMG Ohio”), all the members of NMG Ohio and certain lenders to NMG Ohio (the “Participants”), has now been satisfied with the final award of a production license which has now been transferred to the Company’s wholly owned subsidiary, NMG OH P1, LLC. All of the final consideration payable to the members of NMG Ohio, other than NMG Nevada, and the Participants pursuant to the Definitive Agreement was provided on October 21, 2020 as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2020, as amended on November 9, 2020, and the Definitive Agreement is now closed resulting in NMG Nevada now owning 100% of NMG Ohio.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to certain licensing milestones being achieved under a lease agreement for a premises in Muskegon, Michigan and certain licensing and operational milestones being achieved under two lease agreements for a premises in Manistee, Michigan, on September 21, 2021, the Company issued 238,929 shares of common stock at a deemed price of CAD$0.3938 per share to one entity based on the terms and conditions of the certain lease agreement for the Muskegon, MI premises and issued an aggregate of 1,304,601 shares of common stock at a deemed price of CAD$0.3912 per share to another entity based on the terms and conditions of the two lease agreements for the Manistee, MI premises. The Company relied upon the exemption from registration under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act with respect to the issuance of the shares of common stock to the two entities.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: September 22, 2021	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

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